                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 20, 1996, which appears on page 18 of the Veritas DGC Inc. Annual Report on Form 10-K for the year ended July 31, 1997.



/s/ PRICE WATERHOUSE
PRICE WATERHOUSE
Chartered Accountants

March 30, 1998